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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Fiserv, Inc. on Form S-8 of our reports dated January 30, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-K of Fiserv, Inc.
for the year ended December 31, 1997.




/s/DELOITTE & TOUCHE LLP
Deloitte & Touche LLP
Milwaukee, Wisconsin

September 25, 1998



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